Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Supplement
September 30, 2025

Notes:
The preparation of financial statement data in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates.
Non-GAAP Financial Measures
This document contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding our results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found herein.
Fully-Taxable Equivalent Basis
Interest income, yields, and ratios on a FTE basis are considered non-GAAP financial measures. Management believes net interest income on a FTE basis provides a more accurate picture of the interest margin for comparison purposes. The FTE basis also allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The FTE basis assumes a federal statutory tax rate of 21%.
Non-Regulatory Capital Ratios
In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:
•Tangible common equity to tangible assets,
•Tangible common equity to risk-weighted assets using Basel III definition, and
•Adjusted common equity tier 1 (CET1).
These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. The tangible common equity ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. The adjusted CET1 ratio differs from the defined CET1 regulatory capital ratio the Company is subject to by including the impact of accumulated other comprehensive income (loss) (AOCI) excluding cash flow hedges in the calculation of the capital ratio. These ratios are not defined in GAAP or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.
Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in the related press release in their entirety, and not to rely on any single financial measure.

Huntington Bancshares Incorporated
Quarterly Key Statistics
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per share data)	September 30,	June 30,	September 30,	Percent Changes vs.
	2025	2025	2024	2Q25	3Q24
Net interest income (1)	$1,523	$1,483	$1,364	3%	12%
FTE adjustment	(17)	(16)	(13)	(6)	(31)
Net interest income	1,506	1,467	1,351	3	11
Provision for credit losses	122	103	106	18	15
Noninterest income	628	471	523	33	20
Noninterest expense	1,246	1,197	1,130	4	10
Income before income taxes	766	638	638	20	20
Provision for income taxes	133	96	116	39	15
Income after income taxes	633	542	522	17	21
Income attributable to non-controlling interest	4	6	5	(33)	(20)
Net income attributable to Huntington	629	536	517	17	22
Dividends on preferred shares	27	27	36	—	(25)
Net income applicable to common shares	$602	$509	$481	18%	25%

Net income per common share - diluted	$0.41	$0.34	$0.33	21%	24%
Cash dividends declared per common share	0.155	0.155	0.155	—	—
Tangible book value per common share at end of period	9.54	9.13	8.65	4	10
Average common shares - basic	1,459	1,457	1,453	—	—
Average common shares - diluted	1,485	1,481	1,477	—	1
Ending common shares outstanding	1,459	1,459	1,453	—	—
Return on average assets	1.19%	1.04%	1.04%
Return on average common shareholders’ equity	12.4	11.0	10.8
Return on average tangible common shareholders’ equity (2)	17.8	16.1	16.2
Net interest margin (1)	3.13	3.11	2.98
Efficiency ratio (3)	57.4	59.0	59.4
Effective tax rate	17.4	15.0	18.2
Average total assets	$209,727	$207,852	$198,278	1	6
Average earning assets	192,732	191,092	181,891	1	6
Average loans and leases	135,944	133,171	124,507	2	9
Average total deposits	164,812	163,429	156,488	1	5
Average Huntington shareholders’ equity	21,348	20,548	20,113	4	6
Average common shareholders' equity	19,197	18,559	17,719	3	8
Average tangible common shareholders' equity	13,587	12,935	12,069	5	13
Total assets at end of period	210,228	207,742	200,535	1	5
Total Huntington shareholders’ equity at end of period	22,248	20,928	20,606	6	8

NCOs as a % of average loans and leases	0.22%	0.20%	0.30%
NAL ratio	0.59	0.62	0.58
NPA ratio (4)	0.60	0.63	0.62
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	1.72	1.73	1.77
Allowance for credit losses (ACL) as a % of total loans and leases at the end of period	1.86	1.86	1.93
Common equity tier 1 risk-based capital ratio (5)	10.6	10.5	10.4
Tangible common equity / tangible asset ratio (6)	6.8	6.6	6.4
See Notes to the Quarterly and Year-to-Date Key Statistics.

Huntington Bancshares Incorporated
Year-to-Date Key Statistics
(Unaudited)

	Nine Months Ended September 30,		Change
(dollar amounts in millions, except per share data)	2025	2024	Amount	Percent
Net interest income (1)	$4,447	$3,989	$458	11%
FTE adjustment	(48)	(39)	(9)	(23)
Net interest income	4,399	3,950	449	11
Provision for credit losses	340	313	27	9
Noninterest income	1,593	1,481	112	8
Noninterest expense	3,595	3,384	211	6
Income before income taxes	2,057	1,734	323	19
Provision for income taxes	351	308	43	14
Income after income taxes	1,706	1,426	280	20
Income attributable to non-controlling interest	14	16	(2)	(13)
Net income attributable to Huntington	1,692	1,410	282	20
Dividends on preferred shares	81	107	(26)	(24)
Net income applicable to common shares	$1,611	$1,303	$308	24%

Net income per common share - diluted	$1.09	$0.88	$0.21	24%
Cash dividends declared per common share	0.465	0.465	—	—
Average common shares - basic	1,457	1,451	6	—
Average common shares - diluted	1,483	1,475	8	1
Return on average assets	1.09%	0.97%
Return on average common shareholders’ equity	11.6	10.2
Return on average tangible common shareholders’ equity (2)	16.9	15.5
Net interest margin (1)	3.12	3.00
Efficiency ratio (3)	58.4	61.2
Effective tax rate	17.0	17.8
Average total assets	$207,572	$194,395	$13,177	7%
Average earning assets	190,724	177,920	12,804	7
Average loans and leases	133,344	123,276	10,068	8
Average total deposits	163,292	153,609	9,683	6
Average Huntington shareholders’ equity	20,636	19,529	1,107	6
Average common shareholders' equity	18,592	17,135	1,457	9
Average tangible common shareholders' equity	12,970	11,476	1,494	13

NCOs as a % of average loans and leases	0.23%	0.30%
See Notes to the Quarterly and Year-to-Date Key Statistics.

Notes to the Quarterly and Year-to-Date Key Statistics
(1)On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.
(2)Net income applicable to common shares excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 21% tax rate.
(3)Noninterest expense less amortization of intangibles divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).
(4)NPAs include other nonperforming assets, which includes certain impaired securities and/or nonaccrual loans held for sale, and other real estate owned.
(5)September 30, 2025 figure is estimated.
(6)Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, calculated at a 21% tax rate.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

	At September 30,	At December 31,
(dollar amounts in millions)	2025	2024	Percent Changes
	(Unaudited)
Assets
Cash and due from banks	$1,696	$1,685	1%
Interest-earning deposits with banks	11,536	11,647	(1)
Trading account securities	81	53	53
Available-for-sale securities	26,085	27,273	(4)
Held-to-maturity securities	15,597	16,368	(5)
Other securities	870	823	6
Loans held for sale	823	654	26
Loans and leases (1)	137,956	130,042	6
Allowance for loan and lease losses	(2,374)	(2,244)	(6)
Net loans and leases	135,582	127,798	6
Bank owned life insurance	2,810	2,793	1
Accrued income and other receivables	1,819	2,190	(17)
Premises and equipment	1,112	1,066	4
Goodwill	5,547	5,561	—
Servicing rights and other intangible assets	644	677	(5)
Other assets	6,026	5,642	7
Total assets	$210,228	$204,230	3%

Liabilities and shareholders' equity
Liabilities
Deposits (2)	$165,212	$162,448	2%
Short-term borrowings	252	199	27%
Long-term debt	17,315	16,374	6
Other liabilities	5,163	5,427	(5)
Total liabilities	187,942	184,448	2

Shareholders' equity
Preferred stock	2,731	1,989	37
Common stock	15	15	—
Capital surplus	15,537	15,484	—
Less treasury shares, at cost	(87)	(86)	(1)
Accumulated other comprehensive income (loss)	(2,071)	(2,866)	28
Retained earnings	6,123	5,204	18
Total Huntington shareholders’ equity	22,248	19,740	13
Non-controlling interest	38	42	(10)
Total equity	22,286	19,782	13
Total liabilities and equity	$210,228	$204,230	3%

Common shares authorized (par value of $0.01)	2,250,000,000	2,250,000,000
Common shares outstanding	1,459,390,757	1,453,635,809
Treasury shares outstanding	6,907,525	6,984,102
Preferred stock, authorized shares	6,617,808	6,617,808
Preferred shares outstanding	885,000	877,500
(1)See page 5 for detail of loans and leases.
(2)See page 6 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition
(Unaudited)

	September 30,		June 30,		March 31,		December 31,		September 30,
(dollar amounts in millions)	2025		2025		2025		2024		2024
Ending balances by type:
Total loans and leases
Commercial:
Commercial and industrial	$62,978	45%	$60,723	45%	$58,948	45%	$56,809	43%	$53,601	43%
Commercial real estate:
Commercial	9,613	7	9,793	7	10,196	7	10,215	8	10,647	8
Construction	1,119	1	905	1	772	1	863	1	896	1
Commercial real estate	10,732	8	10,698	8	10,968	8	11,078	9	11,543	9
Lease financing	5,515	4	5,516	4	5,451	4	5,454	4	5,342	4
Total commercial	79,225	57	76,937	57	75,367	57	73,341	56	70,486	56
Consumer:
Residential mortgage	24,502	18	24,527	19	24,369	19	24,242	19	24,100	19
Automobile	15,996	12	15,382	11	14,877	11	14,564	11	14,003	11
Home equity	10,314	7	10,221	8	10,130	8	10,142	8	10,129	8
RV and marine	5,805	4	5,907	4	5,939	4	5,982	5	6,042	5
Other consumer	2,114	2	1,986	1	1,823	1	1,771	1	1,627	1
Total consumer	58,731	43	58,023	43	57,138	43	56,701	44	55,901	44
Total loans and leases	$137,956	100%	$134,960	100%	$132,505	100%	$130,042	100%	$126,387	100%

Ending balances by business segment:
Consumer & Regional Banking	$75,027	55%	$73,887	55%	$72,653	55%	$72,051	56%	$70,742	56%
Commercial Banking	62,755	45	60,823	45	59,726	45	57,858	44	55,441	44
Treasury / Other	174	—	250	—	126	—	133	—	204	—
Total loans and leases	$137,956	100%	$134,960	100%	$132,505	100%	$130,042	100%	$126,387	100%

Average balances by business segment:
Consumer & Regional Banking	$74,306	55%	$73,154	55%	$72,043	55%	$71,390	56%	$69,759	56%
Commercial Banking	61,373	45	59,806	45	58,588	45	56,492	44	54,464	44
Treasury / Other	265	—	211	—	231	—	276	—	284	—
Total loans and leases	$135,944	100%	$133,171	100%	$130,862	100%	$128,158	100%	$124,507	100%

Huntington Bancshares Incorporated
Deposits Composition
(Unaudited)

	September 30,		June 30,		March 31,		December 31,		September 30,
(dollar amounts in millions)	2025		2025		2025		2024		2024
Ending balances by type:
Total deposits
Demand deposits - noninterest-bearing	$28,596	17%	$28,656	18%	$30,217	18%	$29,345	18%	$29,047	18%
Demand deposits - interest-bearing	46,056	28	45,468	28	44,992	28	43,378	27	42,292	27
Money market deposits	62,837	38	60,998	37	61,608	37	60,730	37	56,434	36
Savings deposits	14,986	9	15,112	9	15,179	9	14,723	9	14,679	9
Time deposits	12,737	8	13,146	8	13,341	8	14,272	9	15,899	10
Total deposits	$165,212	100%	$163,380	100%	$165,337	100%	$162,448	100%	$158,351	100%

Ending balances by business segment:
Consumer & Regional Banking	$110,043	67%	$111,926	68%	$112,972	68%	$111,390	69%	$110,107	70%
Commercial Banking	47,651	28	43,691	27	44,090	27	43,366	26	41,597	26
Treasury / Other	7,518	5	7,763	5	8,275	5	7,692	5	6,647	4
Total deposits	$165,212	100%	$163,380	100%	$165,337	100%	$162,448	100%	$158,351	100%

Average balances by business segment:
Consumer & Regional Banking	$111,138	68%	$112,135	69%	$110,974	69%	$110,750	70%	$109,884	70%
Commercial Banking	46,346	28	43,288	26	42,714	26	41,741	26	40,153	26
Treasury / Other	7,328	4	8,006	5	7,912	5	6,914	4	6,451	4
Total deposits	$164,812	100%	$163,429	100%	$161,600	100%	$159,405	100%	$156,488	100%

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Quarterly Average Balances (1)
	September 30,	June 30,	March 31,	December 31,	September 30,	Percent Changes vs.
(dollar amounts in millions)	2025	2025	2025	2024	2024	2Q25	3Q24
Assets
Interest-earning deposits with banks	$11,823	$12,264	$11,632	$11,027	$12,532	(4)%	(6)%
Securities:
Trading account securities	629	634	487	645	136	(1)	363%
Available-for-sale securities:
Taxable	23,485	24,015	24,245	24,778	25,434	(2)	(8)
Tax-exempt	3,318	3,251	3,254	3,056	2,699	2	23
Total available-for-sale securities	26,803	27,266	27,499	27,834	28,133	(2)	(5)
Held-to-maturity securities - taxable	15,752	16,130	16,358	16,053	15,078	(2)	4
Other securities	888	881	877	824	829	1	7
Total securities	44,072	44,911	45,221	45,356	44,176	(2)	—
Loans held for sale	893	746	584	681	676	20	32
Loans and leases: (2)
Commercial:
Commercial and industrial	61,440	59,393	57,555	55,136	52,194	3	18
Commercial real estate:
Commercial	9,672	9,955	10,206	10,461	10,835	(3)	(11)
Construction	1,020	830	815	818	909	23	12
Commercial real estate	10,692	10,785	11,021	11,279	11,744	(1)	(9)
Lease financing	5,483	5,458	5,476	5,424	5,180	—	6
Total commercial	77,615	75,636	74,052	71,839	69,118	3	12
Consumer:
Residential mortgage	24,511	24,423	24,299	24,127	24,074	—	2
Automobile	15,693	15,132	14,665	14,350	13,584	4	16
Home equity	10,264	10,196	10,123	10,134	10,089	1	2
RV and marine	5,860	5,921	5,951	6,009	6,046	(1)	(3)
Other consumer	2,001	1,863	1,772	1,699	1,596	7	25
Total consumer	58,329	57,535	56,810	56,319	55,389	1	5
Total loans and leases	135,944	133,171	130,862	128,158	124,507	2	9
Total earning assets	192,732	191,092	188,299	185,222	181,891	1	6
Cash and due from banks	1,445	1,407	1,404	1,348	1,407	3	3
Goodwill and other intangible assets	5,625	5,640	5,651	5,662	5,674	—	(1)
All other assets	9,925	9,713	9,733	9,583	9,306	2	7
Total assets	$209,727	$207,852	$205,087	$201,815	$198,278	1%	6%
Liabilities and shareholders' equity
Interest-bearing deposits:
Demand deposits - interest-bearing	$45,980	$44,677	$43,582	$41,802	$41,850	3%	10%
Money market deposits	62,009	61,090	60,213	58,297	55,599	2	12
Savings deposits	15,042	15,127	14,866	14,648	14,891	(1)	1
Time deposits	12,773	13,290	13,993	15,076	15,348	(4)	(17)
Total interest-bearing deposits	135,804	134,184	132,654	129,823	127,688	1	6
Short-term borrowings	1,267	1,261	1,439	1,249	826	—	53
Long-term debt	17,433	17,776	16,901	16,081	15,878	(2)	10
Total interest-bearing liabilities	154,504	153,221	150,994	147,153	144,392	1	7
Demand deposits - noninterest-bearing	29,008	29,245	28,946	29,582	28,800	(1)	1
All other liabilities	4,826	4,788	5,102	5,020	4,925	1	(2)
Total liabilities	188,338	187,254	185,042	181,755	178,117	1	6
Total Huntington shareholders’ equity	21,348	20,548	19,997	20,013	20,113	4	6
Non-controlling interest	41	50	48	47	48	(18)	(15)
Total equity	21,389	20,598	20,045	20,060	20,161	4	6
Total liabilities and equity	$209,727	$207,852	$205,087	$201,815	$198,278	1%	6%
(1)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes nonaccrual loans and leases.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Interest Income / Expense
(Unaudited)

	Quarterly Interest Income / Expense (1) (2)
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2025	2025	2025	2024	2024
Assets
Interest-earning deposits with banks	$134	$139	$129	$136	$174
Securities:
Trading account securities	7	6	4	8	1
Available-for-sale securities:
Taxable	246	278	287	302	331
Tax-exempt	41	41	42	38	35
Total available-for-sale securities	287	319	329	340	366
Held-to-maturity securities - taxable	105	107	108	104	93
Other securities	12	12	12	12	11
Total securities	411	444	453	464	471
Loans held for sale	15	12	9	11	12
Loans and leases:
Commercial:
Commercial and industrial	959	914	873	851	840
Commercial real estate:
Commercial	168	166	170	185	207
Construction	19	17	15	22	20
Commercial real estate	187	183	185	207	227
Lease financing	93	92	89	89	86
Total commercial	1,239	1,189	1,147	1,147	1,153
Consumer:
Residential mortgage	259	253	250	243	241
Automobile	234	219	207	205	191
Home equity	181	186	183	190	199
RV and marine	80	79	78	81	79
Other consumer	64	51	48	47	48
Total consumer	818	788	766	766	758
Total loans and leases	2,057	1,977	1,913	1,913	1,911
Total earning assets	$2,617	$2,572	$2,504	$2,524	$2,568
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	$235	$223	$205	$209	$239
Money market deposits	466	464	458	479	521
Savings deposits	13	11	7	6	4
Time deposits	116	124	140	169	181
Total interest-bearing deposits	830	822	810	863	945
Short-term borrowings	13	13	14	17	14
Long-term debt	251	254	239	235	245
Total interest-bearing liabilities	1,094	1,089	1,063	1,115	1,204
Net interest income	$1,523	$1,483	$1,441	$1,409	$1,364
(1)Fully-taxable equivalent (FTE) income and expense calculated assuming a 21% tax rate. See page 10 for the FTE adjustment.
(2)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Yields / Rates
(Unaudited)

	Quarterly Average Yields / Rates
	September 30,	June 30,	March 31,	December 31,	September 30,
Fully-taxable equivalent basis (1)	2025	2025	2025	2024	2024
Assets
Interest-earning deposits with banks	4.53%	4.52%	4.45%	4.92%	5.55%
Securities:
Trading account securities	4.03	3.72	3.67	5.39	3.28
Available-for-sale securities:
Taxable	4.19	4.62	4.73	4.87	5.21
Tax-exempt	5.02	4.93	5.22	5.00	5.23
Total available-for-sale securities	4.29	4.66	4.79	4.89	5.21
Held-to-maturity securities - taxable	2.66	2.66	2.64	2.59	2.47
Other securities	5.15	5.85	5.28	6.01	4.86
Total securities	3.72	3.95	4.01	4.10	4.26
Loans held for sale	6.52	6.43	6.48	6.28	6.92
Loans and leases: (2)
Commercial:
Commercial and industrial	6.11	6.09	6.07	6.05	6.31
Commercial real estate:
Commercial	6.83	6.59	6.66	6.91	7.47
Construction	7.11	8.16	7.47	10.64	8.52
Commercial real estate	6.86	6.71	6.72	7.18	7.55
Lease financing	6.69	6.66	6.49	6.38	6.51
Total commercial	6.25	6.22	6.19	6.25	6.53
Consumer:
Residential mortgage	4.23	4.15	4.11	4.03	4.00
Automobile	5.92	5.82	5.71	5.70	5.59
Home equity	7.20	7.32	7.33	7.42	7.86
RV and marine	5.41	5.31	5.34	5.35	5.24
Other consumer	11.37	10.88	11.01	11.18	11.69
Total consumer	5.57	5.49	5.44	5.42	5.45
Total loans and leases	5.96	5.91	5.87	5.89	6.05
Total earning assets	5.39	5.40	5.39	5.42	5.62
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	2.02	2.00	1.91	1.99	2.28
Money market deposits	2.99	3.05	3.08	3.27	3.73
Savings deposits	0.35	0.28	0.20	0.16	0.12
Time deposits	3.60	3.74	4.06	4.47	4.66
Total interest-bearing deposits	2.43	2.46	2.48	2.65	2.94
Short-term borrowings	3.90	4.37	3.87	5.37	6.52
Long-term debt	5.75	5.69	5.68	5.83	6.19
Total interest-bearing liabilities	2.81	2.85	2.86	3.01	3.32
Net interest rate spread	2.58	2.55	2.53	2.41	2.30
Impact of noninterest-bearing funds on margin	0.55	0.56	0.57	0.62	0.68
Net interest margin	3.13%	3.11%	3.10%	3.03%	2.98%

Additional information:
Commercial Loan Derivative Impact
Commercial loans (2) (3)	6.50%	6.49%	6.57%	6.77%	7.21%
Impact of commercial loan derivatives	(0.25)	(0.27)	(0.38)	(0.52)	(0.68)
Total commercial - as reported	6.25%	6.22%	6.19%	6.25%	6.53%
Average SOFR	4.33%	4.32%	4.33%	4.68%	5.28%

Total cost of deposits (4)	2.00%	2.02%	2.03%	2.16%	2.40%
(1)Fully-taxable equivalent (FTE) yields are calculated assuming a 21% tax rate. See page 10 for the FTE adjustment.
(2)Includes nonaccrual loans and leases.
(3)Yield/rates exclude the effects of hedge and risk management activities associated with the respective asset and liability categories.
(4)Includes noninterest-bearing and interest-bearing deposit balances.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per share data)	September 30,	June 30,	March 31,	December 31,	September 30,
	2025	2025	2025	2024	2024
Interest income	$2,600	$2,556	$2,489	$2,510	$2,555
Interest expense	1,094	1,089	1,063	1,115	1,204
Net interest income	1,506	1,467	1,426	1,395	1,351
Provision for credit losses	122	103	115	107	106
Net interest income after provision for credit losses	1,384	1,364	1,311	1,288	1,245
Payments and cash management revenue	174	165	155	162	158
Wealth and asset management revenue	104	102	101	93	93
Customer deposit and loan fees	102	95	86	88	86
Capital markets and advisory fees	94	84	67	120	78
Mortgage banking income	43	28	31	31	38
Leasing revenue	23	10	14	19	19
Insurance income	20	19	20	22	18
Net gains (losses) on sales of securities	—	(58)	—	(21)	—
Other noninterest income	68	26	20	45	33
Total noninterest income	628	471	494	559	523
Personnel costs	757	722	671	715	684
Outside data processing and other services	198	182	170	167	167
Equipment	66	68	67	70	65
Net occupancy	57	54	65	56	57
Marketing	34	28	29	28	33
Deposit and other insurance expense	9	20	37	20	15
Professional services	31	22	22	27	21
Amortization of intangibles	11	11	11	12	11
Lease financing equipment depreciation	4	2	4	3	4
Other noninterest expense	79	88	76	80	73
Total noninterest expense	1,246	1,197	1,152	1,178	1,130
Income before income taxes	766	638	653	669	638
Provision for income taxes	133	96	122	135	116
Income after income taxes	633	542	531	534	522
Income attributable to non-controlling interest	4	6	4	4	5
Net income attributable to Huntington	629	536	527	530	517
Dividends on preferred shares	27	27	27	27	36
Impact of preferred stock redemptions	—	—	—	5	—
Net income applicable to common shares	$602	$509	$500	$498	$481

Average common shares - basic	1,459	1,457	1,454	1,453	1,453
Average common shares - diluted	1,485	1,481	1,482	1,481	1,477

Per common share
Net income - basic	$0.41	$0.35	$0.34	$0.34	$0.33
Net income - diluted	0.41	0.34	0.34	0.34	0.33
Cash dividends declared	0.155	0.155	0.155	0.155	0.155

Revenue - fully-taxable equivalent (FTE)
Net interest income	$1,506	$1,467	$1,426	$1,395	$1,351
FTE adjustment	17	16	15	14	13
Net interest income (1)	1,523	1,483	1,441	1,409	1,364
Noninterest income	628	471	494	559	523
Total revenue (1)	$2,151	$1,954	$1,935	$1,968	$1,887
(1)On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Noninterest Income
(Unaudited)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	Percent Changes vs.
(dollar amounts in millions)	2025	2025	2025	2024	2024	2Q25	3Q24
Net origination and secondary marketing income	$30	$26	$18	$25	$25	15%	20%
Net mortgage servicing income
Loan servicing income	26	26	26	26	25	—	4
Amortization of capitalized servicing	(17)	(18)	(13)	(16)	(14)	6	(21)
Operating income	9	8	13	10	11	13	(18)
MSR valuation adjustment (1)	(1)	—	(15)	53	(25)	(100)	96
Gains (losses) due to MSR hedging	4	(6)	15	(57)	27	167	(85)
Net MSR risk management	3	(6)	—	(4)	2	150	50
Total net mortgage servicing income	12	2	13	6	13	500	(8)
All other	1	—	—	—	—	100	100
Mortgage banking income	$43	$28	$31	$31	$38	54%	13%

Mortgage origination volume	$2,243	$2,412	$1,599	$2,093	$1,883	(7)%	19%
Mortgage origination volume for sale	1,516	1,508	938	1,220	1,194	1	27

Third party mortgage loans serviced (2)	$34,370	$33,925	$33,864	$33,696	$33,565	1%	2%
Mortgage servicing rights (2)	576	567	564	573	515	2	12
MSR % of investor servicing portfolio (2)	1.67%	1.67%	1.66%	1.70%	1.53%	—	9
(1)The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2025	2025	2025	2024	2024
Allowance for loan and lease losses, beginning of period	$2,331	$2,263	$2,244	$2,235	$2,304
Loan and lease charge-offs	(137)	(111)	(133)	(129)	(129)
Recoveries of loans and leases previously charged-off	62	45	47	32	36
Net loan and lease charge-offs	(75)	(66)	(86)	(97)	(93)
Provision for loan and lease losses	118	134	105	106	24
Allowance for loan and lease losses, end of period	2,374	2,331	2,263	2,244	2,235
Allowance for unfunded lending commitments, beginning of period	184	215	202	201	119
Provision for unfunded lending commitments	4	(31)	13	1	82
Allowance for unfunded lending commitments, end of period	188	184	215	202	201
Total allowance for credit losses, end of period	$2,562	$2,515	$2,478	$2,446	$2,436
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.72%	1.73%	1.71%	1.73%	1.77%
Nonaccrual loans and leases (NALs)	294	277	302	286	303
Nonperforming assets (NPAs)	289	274	281	273	285
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.86%	1.86%	1.87%	1.88%	1.93%
Nonaccrual loans and leases (NALs)	317	299	331	312	330
Nonperforming assets (NPAs)	312	295	308	297	311

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2025	2025	2025	2024	2024
Allocation of allowance for credit losses
Commercial
Commercial and industrial	$1,084	$1,068	$1,017	$947	$937
Commercial real estate	419	417	443	473	510
Lease financing	65	63	60	64	51
Total commercial	1,568	1,548	1,520	1,484	1,498
Consumer
Residential mortgage	204	208	199	205	193
Automobile	172	161	150	145	138
Home equity	160	153	140	148	149
RV and marine	141	143	146	150	150
Other consumer	129	118	108	112	107
Total consumer	806	783	743	760	737
Total allowance for loan and lease losses	2,374	2,331	2,263	2,244	2,235
Allowance for unfunded lending commitments	188	184	215	202	201
Total allowance for credit losses	$2,562	$2,515	$2,478	$2,446	$2,436

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2025	2025	2025	2024	2024
Net charge-offs (recoveries) by loan and lease type:
Commercial:
Commercial and industrial	$39	$32	$48	$52	$51
Commercial real estate	(4)	(3)	(8)	(2)	5
Lease financing	1	2	4	1	(2)
Total commercial	36	31	44	51	54
Consumer:
Residential mortgage	—	1	—	—	—
Automobile	10	7	13	12	8
Home equity	1	—	—	—	(1)
RV and marine	4	5	7	7	6
Other consumer	24	22	22	27	26
Total consumer	39	35	42	46	39
Total net charge-offs	$75	$66	$86	$97	$93
Net charge-offs (recoveries) - annualized percentages:
Commercial:
Commercial and industrial	0.25%	0.22%	0.33%	0.39%	0.39%
Commercial real estate	(0.13)	(0.14)	(0.26)	(0.08)	0.17
Lease financing	0.04	0.12	0.33	0.06	(0.18)
Total commercial	0.18	0.16	0.24	0.29	0.31
Consumer:
Residential mortgage	0.01	0.01	—	0.01	—
Automobile	0.26	0.19	0.35	0.32	0.24
Home equity	0.01	0.01	—	(0.02)	(0.02)
RV and marine	0.30	0.33	0.45	0.43	0.37
Other consumer	4.92	4.86	4.89	6.51	6.38
Total consumer	0.27	0.25	0.29	0.32	0.28
Net charge-offs as a % of average loans and leases	0.22%	0.20%	0.26%	0.30%	0.30%

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs) (1)
(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2025	2025	2025	2024	2024
Nonaccrual loans and leases (NALs):
Commercial and industrial	$455	$489	$413	$457	$408
Commercial real estate	131	138	118	118	132
Lease financing	10	10	11	10	9
Residential mortgage	97	93	90	83	82
Automobile	6	5	4	6	5
Home equity	108	105	110	107	100
RV and marine	1	2	2	2	2
Total nonaccrual loans and leases	808	842	748	783	738
Other real estate, net	10	10	8	8	8
Other NPAs (1)	3	—	48	31	38
Total nonperforming assets	$821	$852	$804	$822	$784

Nonaccrual loans and leases as a % of total loans and leases	0.59%	0.62%	0.56%	0.60%	0.58%
NPA ratio (2)	0.60	0.63	0.61	0.63	0.62
(NPA+90days)/(Loan+OREO) (3)	0.76	0.81	0.77	0.82	0.80

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2025	2025	2025	2024	2024
Nonperforming assets, beginning of period	$852	$804	$822	$784	$780
New nonperforming assets	252	343	250	271	254
Returns to accruing status	(25)	(27)	(31)	(46)	(55)
Charge-offs	(62)	(57)	(55)	(37)	(53)
Payments	(167)	(203)	(178)	(146)	(139)
Sales	(29)	(8)	(4)	(4)	(3)
Nonperforming assets, end of period	$821	$852	$804	$822	$784
(1)Other nonperforming assets include certain impaired securities and/or nonaccrual loans held-for-sale.
(2)Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.
(3)The sum of nonperforming assets and total accruing loans and leases past due 90 days or more divided by the sum of loans and leases and other real estate.

Huntington Bancshares Incorporated
Quarterly Accruing Past Due Loans and Leases
(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2025	2025	2025	2024	2024
Accruing loans and leases past due 90+ days:
Commercial and industrial	$1	$4	$2	$3	$6
Lease financing	6	14	8	11	16
Residential mortgage (excluding loans guaranteed by the U.S. Government)	35	40	29	34	28
Automobile	12	10	8	12	10
Home equity	20	18	18	20	20
RV and marine	3	2	3	4	3
Other consumer	5	4	4	4	5
Total, excl. loans guaranteed by the U.S. Government	82	92	72	88	88
Add: loans guaranteed by U.S. Government	152	149	148	151	136
Total accruing loans and leases past due 90+ days, including loans guaranteed by the U.S. Government	$234	$241	$220	$239	$224

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.06%	0.07%	0.05%	0.07%	0.07%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.11	0.11	0.11	0.12	0.11
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.17	0.18	0.17	0.18	0.18

Huntington Bancshares Incorporated
Quarterly Capital Under Current Regulatory Standards (Basel III)
(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2025	2025	2025	2024	2024
Common equity tier 1 risk-based capital ratio: (1)
Total Huntington shareholders’ equity	$22,248	$20,928	$20,434	$19,740	$20,606
Regulatory capital adjustments:
CECL transitional amount (2)	—	—	—	109	109
Shareholders’ preferred equity and related surplus	(2,741)	(1,999)	(1,999)	(1,999)	(2,404)
Accumulated other comprehensive loss	2,065	2,241	2,422	2,866	2,104
Goodwill and other intangibles, net of taxes	(5,481)	(5,508)	(5,520)	(5,534)	(5,546)
Deferred tax assets from tax loss and credit carryforwards	(167)	(123)	(68)	(55)	(66)
Common equity tier 1 capital	15,924	15,539	15,269	15,127	14,803
Additional tier 1 capital
Shareholders’ preferred equity and related surplus	2,741	1,999	1,999	1,999	2,404
Tier 1 capital	18,665	17,538	17,268	17,126	17,207
Long-term debt and other tier 2 qualifying instruments	1,477	1,606	1,641	1,641	1,119
Qualifying allowance for loan and lease losses	1,880	1,859	1,811	1,798	1,784
Tier 2 capital	3,357	3,465	3,452	3,439	2,903
Total risk-based capital	$22,022	$21,003	$20,720	$20,565	$20,110
Risk-weighted assets (RWA) (1)	$150,221	$148,602	$144,632	$143,650	$142,543
Common equity tier 1 risk-based capital ratio (1)	10.6%	10.5%	10.6%	10.5%	10.4%
Other regulatory capital data:
Tier 1 leverage ratio (1)	9.0	8.5	8.5	8.6	8.8
Tier 1 risk-based capital ratio (1)	12.4	11.8	11.9	11.9	12.1
Total risk-based capital ratio (1)	14.7	14.1	14.3	14.3	14.1

Reconciliation of Non-GAAP Measure (3)
Common equity tier 1 (CET1) capital (A)	$15,924	$15,539	$15,269	$15,127	$14,803
Add: Accumulated other comprehensive income (loss) (AOCI)	(2,065)	(2,241)	(2,422)	(2,866)	(2,104)
Less: AOCI cash flow hedge	16	(7)	(90)	(267)	(39)
Adjusted common equity tier 1 (B)	13,843	13,305	12,937	12,528	12,738
Risk weighted assets (C)	150,221	148,602	144,632	143,650	142,543
CET1 ratio (A/C)	10.6%	10.5%	10.6%	10.5%	10.4%
Adjusted CET1 ratio (B/C)	9.2	9.0	8.9	8.7	8.9
(1)September 30, 2025 figures are estimated.
(2)Huntington elected to temporarily delay certain effects of CECL on regulatory capital pursuant to a rule that allowed BHCs and banks to delay the impact of adopting CECL for two years, followed by a three-year transition period which began January 1, 2022. For periods beginning on or after January 1, 2025, the impact of the CECL deferral was fully phased in, while 75% of the impact of the CECL deferral was phased in at December 31, 2024 and September 30, 2024.
(3)Huntington believes certain non-GAAP financial measures to be helpful in understanding Huntington’s results of operations. The following provides the comparable regulatory financial measure, as well as the reconciliation to the comparable regulatory financial measure.

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Non-Regulatory Capital, and Other Data
(Unaudited)
Quarterly Common Stock Summary

	September 30,	June 30,	March 31,	December 31,	September 30,
	2025	2025	2025	2024	2024
Cash dividends declared per common share	$0.155	$0.155	$0.155	$0.155	$0.155
Common shares outstanding (in millions):
Average - basic	1,459	1,457	1,454	1,453	1,453
Average - diluted	1,485	1,481	1,482	1,481	1,477
Ending	1,459	1,459	1,457	1,454	1,453
Tangible book value per common share	$9.54	$9.13	$8.80	$8.33	$8.65

Non-Regulatory Capital

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2025	2025	2025	2024	2024
Calculation of tangible equity / asset ratio:
Total Huntington shareholders’ equity	$22,248	$20,928	$20,434	$19,740	$20,606
Goodwill and other intangible assets	(5,611)	(5,635)	(5,646)	(5,657)	(5,669)
Deferred tax liability on other intangible assets (1)	13	16	18	20	23
Total tangible equity	16,650	15,309	14,806	14,103	14,960
Preferred equity	(2,731)	(1,989)	(1,989)	(1,989)	(2,394)
Total tangible common equity	$13,919	$13,320	$12,817	$12,114	$12,566
Total assets	$210,228	$207,742	$209,596	$204,230	$200,535
Goodwill and other intangible assets	(5,611)	(5,635)	(5,646)	(5,657)	(5,669)
Deferred tax liability on other intangible assets (1)	13	16	18	20	23
Total tangible assets	$204,630	$202,123	$203,968	$198,593	$194,889
Tangible equity / tangible asset ratio	8.1%	7.6%	7.3%	7.1%	7.7%
Tangible common equity / tangible asset ratio	6.8	6.6	6.3	6.1	6.4
Tangible common equity / RWA ratio (2)	9.3	9.0	8.9	8.4	8.8
(1)Deferred tax liability related to other intangible assets is calculated at a 21% tax rate.
(2)Estimated at September 30, 2025.

Other Data

	September 30,	June 30,	March 31,	December 31,	September 30,
	2025	2025	2025	2024	2024
Number of employees (Average full-time equivalent)	20,247	20,242	20,092	20,045	20,043
Number of domestic full-service branches (1)	972	971	968	978	975
ATM Count	1,593	1,565	1,560	1,577	1,585
(1)Includes Regional Banking and The Huntington Private Bank offices.

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Non-Regulatory Capital, and Other Data (continued)
(Unaudited)

Return on Average Tangible Common Shareholders' Equity

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2025	2025	2025	2024	2024
Calculation of average tangible common shareholders' equity ratio:
Average Huntington common shareholders' equity	$19,197	$18,559	$18,007	$17,979	$17,719
Less: Intangible assets and goodwill, net of tax effect	5,610	5,624	5,632	5,641	5,650
Average tangible common shareholders' equity (A)	$13,587	$12,935	$12,375	$12,338	$12,069
Net income applicable to common shares	$602	$509	$500	$498	$481
Add: Amortization of intangibles, net of deferred tax	8	9	9	9	9
Adjusted net income applicable to common shares	$610	$518	$509	$507	$490
Adjusted net income applicable to common shares, annualized (B)	$2,420	$2,078	$2,064	$2,021	$1,949
Return on average tangible common shareholders' equity (B/A)	17.8%	16.1%	16.7%	16.4%	16.2%

Huntington Bancshares Incorporated
Consolidated Year-To-Date Average Balance Sheets
(Unaudited)

	YTD Average Balances (1)
	Nine Months Ended September 30,		Change
(dollar amounts in millions)	2025	2024	Amount	Percent
Assets
Interest-earning deposits with banks	$11,907	$11,141	$766	7%
Securities:
Trading account securities	584	137	447	326
Available-for-sale securities:
Taxable	23,913	24,049	(136)	(1)
Tax-exempt	3,274	2,686	588	22
Total available-for-sale securities	27,187	26,735	452	2
Held-to-maturity securities - taxable	16,078	15,285	793	5
Other securities	882	777	105	14
Total securities	44,731	42,934	1,797	4
Loans held for sale	742	569	173	30
Loans and leases: (2)
Commercial:
Commercial and industrial	59,477	51,517	7,960	15
Commercial real estate:
Commercial	9,942	11,148	(1,206)	(11)
Construction	889	1,007	(118)	(12)
Commercial real estate	10,831	12,155	(1,324)	(11)
Lease financing	5,472	5,111	361	7
Total commercial	75,780	68,783	6,997	10
Consumer:
Residential mortgage	24,412	23,898	514	2
Automobile	15,167	13,044	2,123	16
Home equity	10,195	10,072	123	1
RV and marine	5,910	5,968	(58)	(1)
Other consumer	1,880	1,511	369	24
Total consumer	57,564	54,493	3,071	6
Total loans and leases	133,344	123,276	10,068	8
Total earning assets	190,724	177,920	12,804	7
Cash and due from banks	1,419	1,413	6	—
Goodwill and other intangible assets	5,639	5,686	(47)	(1)
All other assets	9,790	9,376	414	4
Total assets	$207,572	$194,395	$13,177	7%
Liabilities and shareholders' equity
Interest-bearing deposits:
Demand deposits - interest-bearing	$44,755	$39,931	$4,824	12%
Money market deposits	61,111	53,495	7,616	14
Savings deposits	15,012	15,307	(295)	(2)
Time deposits	13,347	15,432	(2,085)	(14)
Total interest-bearing deposits	134,225	124,165	10,060	8
Short-term borrowings	1,322	1,112	210	19
Long-term debt	17,372	14,936	2,436	16
Total interest-bearing liabilities	152,919	140,213	12,706	9
Demand deposits - noninterest-bearing	29,067	29,444	(377)	(1)
All other liabilities	4,904	5,160	(256)	(5)
Total Liabilities	186,890	174,817	12,073	7
Total Huntington shareholders’ equity	20,636	19,529	1,107	6
Non-controlling interest	46	49	(3)	(6)
Total equity	20,682	19,578	1,104	6
Total liabilities and equity	$207,572	$194,395	$13,177	7%
(1)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes nonaccrual loans and leases.

Huntington Bancshares Incorporated
Consolidated Year-To-Date Net Interest Margin - Interest Income / Expense (1) (2)
(Unaudited)

	YTD Interest Income / Expense
	Nine Months Ended September 30,
(dollar amounts in millions)	2025	2024
Assets
Interest-earning deposits with banks	$402	$462
Securities:
Trading account securities	17	5
Available-for-sale securities:
Taxable	811	949
Tax-exempt	124	103
Total available-for-sale securities	935	1,052
Held-to-maturity securities - taxable	320	281
Other securities	36	30
Total securities	1,308	1,368
Loans held for sale	36	29
Loans and leases:
Commercial:
Commercial and industrial	2,746	2,470
Commercial real estate:
Commercial	504	636
Construction	51	64
Commercial real estate	555	700
Lease financing	274	247
Total commercial	3,575	3,417
Consumer:
Residential mortgage	762	700
Automobile	660	521
Home equity	550	590
RV and marine	237	229
Other consumer	163	134
Total consumer	2,372	2,174
Total loans and leases	5,947	5,591
Total earning assets	$7,693	$7,450
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	$663	$649
Money market deposits	1,388	1,515
Savings deposits	31	9
Time deposits	380	536
Total interest-bearing deposits	2,462	2,709
Short-term borrowings	40	52
Long-term debt	744	700
Total interest-bearing liabilities	3,246	3,461
Net interest income	$4,447	$3,989
(1)Fully-taxable equivalent (FTE) income and expense calculated assuming a 21% tax rate. See page 21 for the FTE adjustment.
(2)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Year-To-Date Net Interest Margin - Yields / Rates
(Unaudited)

	YTD Average Yields / Rates
	Nine Months Ended September 30,
Fully-taxable equivalent basis (1)	2025	2024
Assets
Interest-earning deposits with banks	4.50%	5.53%
Securities:
Trading account securities	3.82	4.52
Available-for-sale securities:
Taxable	4.52	5.26
Tax-exempt	5.06	5.12
Total available-for-sale securities	4.58	5.25
Held-to-maturity securities - taxable	2.65	2.45
Other securities	5.43	5.09
Total securities	3.90	4.25
Loans held for sale	6.47	6.77
Loans and leases: (2)
Commercial:
Commercial and industrial	6.09	6.30
Commercial real estate:
Commercial	6.69	7.50
Construction	7.54	8.37
Commercial real estate	6.76	7.57
Lease financing	6.61	6.35
Total commercial	6.22	6.53
Consumer:
Residential mortgage	4.16	3.91
Automobile	5.82	5.33
Home equity	7.21	7.83
RV and marine	5.35	5.13
Other consumer	11.49	11.78
Total consumer	5.50	5.33
Total loans and leases	5.91	6.00
Total earning assets	5.39%	5.59%
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	1.98%	2.17%
Money market deposits	3.04	3.78
Savings deposits	0.28	0.08
Time deposits	3.81	4.64
Total interest-bearing deposits	2.45	2.91
Short-term borrowings	4.04	6.22
Long-term debt	5.71	6.25
Total interest-bearing liabilities	2.84	3.30
Net interest rate spread	2.55	2.29
Impact of noninterest-bearing funds on margin	0.57	0.71
Net interest margin	3.12%	3.00%

Additional information:
Commercial Loan Derivative Impact
Commercial loans (2) (3)	6.52%	7.25%
Impact of commercial loan derivatives	(0.30)	(0.72)
Total commercial - as reported	6.22%	6.53%
Average SOFR	4.33%	5.30%

Total cost of deposits (4)	2.02%	2.36%
(1)Fully-taxable equivalent (FTE) yields are calculated assuming a 21% tax rate. See page 21 for the FTE adjustment.
(2)Includes nonaccrual loans and leases.
(3)Yield/rates exclude the effects of hedge and risk management activities associated with the respective asset and liability categories.
(4)Includes noninterest-bearing and interest-bearing deposit balances.

Huntington Bancshares Incorporated
Selected Year-To-Date Income Statement Data
(Unaudited)

	Nine Months Ended September 30,		Change
(dollar amounts in millions, except per share data)	2025	2024	Amount	Percent
Interest income	$7,645	$7,411	$234	3%
Interest expense	3,246	3,461	(215)	(6)
Net interest income	4,399	3,950	449	11
Provision for credit losses	340	313	27	9
Net interest income after provision for credit losses	4,059	3,637	422	12
Payments and cash management revenue	494	458	36	8
Wealth and asset management revenue	307	271	36	13
Customer deposit and loan fees	283	246	37	15
Capital markets and advisory fees	245	207	38	18
Mortgage banking income	102	99	3	3
Leasing revenue	47	60	(13)	(22)
Insurance income	59	55	4	7
Net gains (losses) on sales of securities	(58)	—	(58)	(100)
Other noninterest income	114	85	29	34
Total noninterest income	1,593	1,481	112	8
Personnel costs	2,150	1,986	164	8
Outside data processing and other services	550	498	52	10
Equipment	201	197	4	2
Net occupancy	176	165	11	7
Marketing	91	88	3	3
Deposit and other insurance expense	66	94	(28)	(30)
Professional services	75	72	3	4
Amortization of intangibles	33	35	(2)	(6)
Lease financing equipment depreciation	10	12	(2)	(17)
Other noninterest expense	243	237	6	3
Total noninterest expense	3,595	3,384	211	6
Income before income taxes	2,057	1,734	323	19
Provision for income taxes	351	308	43	14
Income after income taxes	1,706	1,426	280	20
Income attributable to non-controlling interest	14	16	(2)	(13)
Net income attributable to Huntington	1,692	1,410	282	20
Dividends on preferred shares	81	107	(26)	(24)
Net income applicable to common shares	$1,611	$1,303	$308	24%
Average common shares - basic	1,457	1,451	6	—
Average common shares - diluted	1,483	1,475	8	1
Per common share
Net income - basic	$1.11	$0.90	$0.21	23%
Net income - diluted	1.09	0.88	0.21	24
Cash dividends declared	0.465	0.465	—	—
Revenue - fully taxable equivalent (FTE)
Net interest income	$4,399	$3,950	$449	11%
FTE adjustment	48	39	9	23
Net interest income (1)	4,447	3,989	458	11
Noninterest income	1,593	1,481	112	8
Total revenue (1)	$6,040	$5,470	$570	10%
(1)On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.

Huntington Bancshares Incorporated
Year-To-Date Mortgage Banking Noninterest Income
(Unaudited)

	Nine Months Ended September 30,		Change
(dollar amounts in millions)	2025	2024	Amount	Percent
Net origination and secondary marketing income	$74	$58	$16	28%
Net mortgage servicing income
Loan servicing income	78	75	3	4
Amortization of capitalized servicing	(48)	(39)	(9)	(23)
Operating income	30	36	(6)	(17)
MSR valuation adjustment (1)	(16)	6	(22)	(367)
(Losses) gains due to MSR hedging	13	(2)	15	750
Net MSR risk management	(3)	4	(7)	—
Total net mortgage servicing income	27	40	(13)	(33)
All other	1	1	—	—
Mortgage banking income	$102	$99	$3	3%

Mortgage origination volume	$6,254	$5,323	$931	17%
Mortgage origination volume for sale	3,962	3,219	743	23

Third party mortgage loans serviced (2)	34,370	33,565	805	2
Mortgage servicing rights (2)	576	515	61	12
MSR % of investor servicing portfolio (2)	1.67%	1.53%	0.14%	9%
(1)The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)At period end.

Huntington Bancshares Incorporated
Year-To-Date Credit Reserves Analysis
(Unaudited)

	Nine Months Ended September 30,
(dollar amounts in millions)	2025	2024
Allowance for loan and lease losses, beginning of period	$2,244	$2,255
Loan and lease charge-offs	(381)	(402)
Recoveries of loans and leases previously charged off	154	127
Net loan and lease charge-offs	(227)	(275)
Provision for loan and lease losses	357	255
Allowance for loan and lease losses, end of period	2,374	2,235
Allowance for unfunded lending commitments, beginning of period	$202	$145
Provision for unfunded lending commitments	(14)	56
Allowance for unfunded lending commitments, end of period	188	201
Total allowance for credit losses, end of period	$2,562	$2,436
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.72%	1.77%
Nonaccrual loans and leases (NALs)	294	303
Nonperforming assets (NPAs)	289	285
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.86%	1.93%
Nonaccrual loans and leases (NALs)	317	330
Nonperforming assets (NPAs)	312	311

Huntington Bancshares Incorporated
Year-To-Date Net Charge-Off Analysis
(Unaudited)

	Nine Months Ended September 30,
(dollar amounts in millions)	2025	2024
Net charge-offs (recoveries) by loan and lease type:
Commercial:
Commercial and industrial	$119	$114
Commercial real estate	(15)	54
Lease financing	7	(2)
Total commercial	111	166
Consumer:
Residential mortgage	1	1
Automobile	30	23
Home equity	1	(1)
RV and marine	16	15
Other consumer	68	71
Total consumer	116	109
Total net charge-offs	$227	$275
Net charge-offs (recoveries) - annualized percentages:
Commercial:
Commercial and industrial	0.27%	0.29%
Commercial real estate	(0.18)	0.59
Lease financing	0.16	(0.05)
Total commercial	0.20	0.32
Consumer:
Residential mortgage	0.01	—
Automobile	0.26	0.24
Home equity	0.01	—
RV and marine	0.36	0.33
Other consumer	4.89	6.25
Total consumer	0.27	0.27
Net charge-offs as a % of average loans	0.23%	0.30%

Huntington Bancshares Incorporated
Year-To-Date Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	At September 30,
(dollar amounts in millions)	2025	2024
Nonaccrual loans and leases (NALs):
Commercial and industrial	$455	$408
Commercial real estate	131	132
Lease financing	10	9
Residential mortgage	97	82
Automobile	6	5
Home equity	108	100
RV and marine	1	2
Total nonaccrual loans and leases	808	738
Other real estate, net	10	8
Other NPAs (1)	3	38
Total nonperforming assets	$821	$784

Nonaccrual loans and leases as a % of total loans and leases	0.59%	0.58%
NPA ratio (2)	0.60	0.62
(NPA+90days)/(Loan+OREO) (3)	0.76	0.80

	Nine Months Ended September 30,
(dollar amounts in millions)	2025	2024
Nonperforming assets, beginning of period	$822	$711
New nonperforming assets	845	833
Returns to accruing status	(83)	(178)
Charge-offs	(174)	(199)
Payments	(548)	(375)
Sales	(41)	(8)
Nonperforming assets, end of period	$821	$784
(1)Other nonperforming assets include certain impaired securities and/or nonaccrual loans held-for-sale.
(2)Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.
(3)The sum of nonperforming assets and total accruing loans and leases past due 90 days or more divided by the sum of loans and leases and other real estate.